SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Credit Agreement

On February 2, 2024, the Company entered into certain credit agreement which provides for a 5-year senior secured revolving credit facility in an initial principal amount of $25.0 million, which subsequently increased to $35.0 million, and a 5 year senior secured term loan facility (the “Facilities”) in an initial principal amount of $255.0 million. The Facilities replace the existing Revolving Credit Facility (see Note 6). In addition to replacing the existing Revolving Credit Facility, proceeds of borrowings under the Facilities may be used for general corporate purposes of the Company and its subsidiaries.

Reverse Share Split
On February 15, 2024, the Company held a special meeting of shareholders in which the Company’s shareholders approved a reverse share split of the Company’s authorized, issued and outstanding Class A Ordinary Shares, without par value, authorized, issued and outstanding Class B Ordinary Shares, without par value, and authorized, issued and outstanding Series A Preferred Shares, without par value, at a ratio between a range of 1-for-10 to 1-for-15, as determined by the Board of Directors of the Company (the “Board”), to be effective at the discretion of the Board, on a date to be determined by the Board, within 12 months of the special meeting. Upon the approvals granted at the special general meeting of shareholders, the Board has determined to implement a reverse share split at a ratio of 1-for-12 with effective date of March 8, 2024.